POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that the undersigned director of CITY HOLDING COMPANY, a West Virginia corporation, which is about to file with the Securities and Exchange Commission, Washington, D.C., under the provisions of the Securities Act of 1933, as amended, a Registration Statement on Form S-3, registering an unspecified amount of common stock, preferred stock, warrants and units, hereby constitutes and appoints Charles R. Hageboeck as his true and lawful attorney-in-fact and agent with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign such Registration Statement and any and all amendments and documents related thereto, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission and The NASDAQ Stock Market, granting unto said attorney-in-fact and agent, and substitute or substitutes, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all things that said attorney-in-fact and agent, or his substitute or substitutes, may lawfully do or cause to be done by virtue thereof.

IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 25th day of November, 2015.

/s/ Philip L. McLaughlin
Signature

Philip L. McLaughlin
Printed Name

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that the undersigned director of CITY HOLDING COMPANY, a West Virginia corporation, which is about to file with the Securities and Exchange Commission, Washington, D.C., under the provisions of the Securities Act of 1933, as amended, a Registration Statement on Form S-3, registering an unspecified amount of common stock, preferred stock, warrants and units, hereby constitutes and appoints Charles R. Hageboeck as his true and lawful attorney-in-fact and agent with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign such Registration Statement and any and all amendments and documents related thereto, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission and The NASDAQ Stock Market, granting unto said attorney-in-fact and agent, and substitute or substitutes, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all things that said attorney-in-fact and agent, or his substitute or substitutes, may lawfully do or cause to be done by virtue thereof.

IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 24th day of November, 2015.

/s/ John R. Elliot
Signature

John R. Elliot
Printed Name

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that the undersigned director of CITY HOLDING COMPANY, a West Virginia corporation, which is about to file with the Securities and Exchange Commission, Washington, D.C., under the provisions of the Securities Act of 1933, as amended, a Registration Statement on Form S-3, registering an unspecified amount of common stock, preferred stock, warrants and units, hereby constitutes and appoints Charles R. Hageboeck as his true and lawful attorney-in-fact and agent with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign such Registration Statement and any and all amendments and documents related thereto, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission and The NASDAQ Stock Market, granting unto said attorney-in-fact and agent, and substitute or substitutes, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all things that said attorney-in-fact and agent, or his substitute or substitutes, may lawfully do or cause to be done by virtue thereof.

IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 18th day of November, 2015.

/s/ Charles W. Fairchilds
Signature

Charles W. Fairchilds
Printed Name

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that the undersigned director of CITY HOLDING COMPANY, a West Virginia corporation, which is about to file with the Securities and Exchange Commission, Washington, D.C., under the provisions of the Securities Act of 1933, as amended, a Registration Statement on Form S-3, registering an unspecified amount of common stock, preferred stock, warrants and units, hereby constitutes and appoints Charles R. Hageboeck as his true and lawful attorney-in-fact and agent with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign such Registration Statement and any and all amendments and documents related thereto, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission and The NASDAQ Stock Market, granting unto said attorney-in-fact and agent, and substitute or substitutes, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all things that said attorney-in-fact and agent, or his substitute or substitutes, may lawfully do or cause to be done by virtue thereof.

IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 19th day of November, 2015.

/s/ William H. File, III
Signature

William H. File, III
Printed Name

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that the undersigned director of CITY HOLDING COMPANY, a West Virginia corporation, which is about to file with the Securities and Exchange Commission, Washington, D.C., under the provisions of the Securities Act of 1933, as amended, a Registration Statement on Form S-3, registering an unspecified amount of common stock, preferred stock, warrants and units, hereby constitutes and appoints Charles R. Hageboeck as his true and lawful attorney-in-fact and agent with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign such Registration Statement and any and all amendments and documents related thereto, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission and The NASDAQ Stock Market, granting unto said attorney-in-fact and agent, and substitute or substitutes, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all things that said attorney-in-fact and agent, or his substitute or substitutes, may lawfully do or cause to be done by virtue thereof.

IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 18th day of November, 2015.

/s/ Robert D. Fisher
Signature

Robert D. Fisher
Printed Name

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that the undersigned director of CITY HOLDING COMPANY, a West Virginia corporation, which is about to file with the Securities and Exchange Commission, Washington, D.C., under the provisions of the Securities Act of 1933, as amended, a Registration Statement on Form S-3, registering an unspecified amount of common stock, preferred stock, warrants and units, hereby constitutes and appoints Charles R. Hageboeck as his true and lawful attorney-in-fact and agent with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign such Registration Statement and any and all amendments and documents related thereto, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission and The NASDAQ Stock Market, granting unto said attorney-in-fact and agent, and substitute or substitutes, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all things that said attorney-in-fact and agent, or his substitute or substitutes, may lawfully do or cause to be done by virtue thereof.

IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 18th day of November, 2015.

/s/ Jay C. Goldman
Signature

Jay C. Goldman
Printed Name

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that the undersigned director of CITY HOLDING COMPANY, a West Virginia corporation, which is about to file with the Securities and Exchange Commission, Washington, D.C., under the provisions of the Securities Act of 1933, as amended, a Registration Statement on Form S-3, registering an unspecified amount of common stock, preferred stock, warrants and units, hereby constitutes and appoints Charles R. Hageboeck as his true and lawful attorney-in-fact and agent with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign such Registration Statement and any and all amendments and documents related thereto, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission and The NASDAQ Stock Market, granting unto said attorney-in-fact and agent, and substitute or substitutes, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all things that said attorney-in-fact and agent, or his substitute or substitutes, may lawfully do or cause to be done by virtue thereof.

IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 18th day of November, 2015.

/s/ Patrick C. Graney, III
Signature

Patrick C. Graney, III
Printed Name

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that the undersigned director of CITY HOLDING COMPANY, a West Virginia corporation, which is about to file with the Securities and Exchange Commission, Washington, D.C., under the provisions of the Securities Act of 1933, as amended, a Registration Statement on Form S-3, registering an unspecified amount of common stock, preferred stock, warrants and units, hereby constitutes and appoints Charles R. Hageboeck as his true and lawful attorney-in-fact and agent with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign such Registration Statement and any and all amendments and documents related thereto, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission and The NASDAQ Stock Market, granting unto said attorney-in-fact and agent, and substitute or substitutes, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all things that said attorney-in-fact and agent, or his substitute or substitutes, may lawfully do or cause to be done by virtue thereof.

IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 19th day of November, 2015.

/s/ David W. Hambrick
Signature

David W. Hambrick
Printed Name

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that the undersigned director of CITY HOLDING COMPANY, a West Virginia corporation, which is about to file with the Securities and Exchange Commission, Washington, D.C., under the provisions of the Securities Act of 1933, as amended, a Registration Statement on Form S-3, registering an unspecified amount of common stock, preferred stock, warrants and units, hereby constitutes and appoints Charles R. Hageboeck as her true and lawful attorney-in-fact and agent with full power of substitution and resubstitution, for her and in her name, place and stead, in any and all capacities, to sign such Registration Statement and any and all amendments and documents related thereto, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission and The NASDAQ Stock Market, granting unto said attorney-in-fact and agent, and substitute or substitutes, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all things that said attorney-in-fact and agent, or his substitute or substitutes, may lawfully do or cause to be done by virtue thereof.

IN WITNESS WHEREOF, the undersigned has hereunto set her hand this 20th day of November, 2015.

/s/ Tracy W. Hylton, II
Signature

Tracy W. Hylton, II
Printed Name

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that the undersigned director of CITY HOLDING COMPANY, a West Virginia corporation, which is about to file with the Securities and Exchange Commission, Washington, D.C., under the provisions of the Securities Act of 1933, as amended, a Registration Statement on Form S-3, registering an unspecified amount of common stock, preferred stock, warrants and units, hereby constitutes and appoints Charles R. Hageboeck as his true and lawful attorney-in-fact and agent with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign such Registration Statement and any and all amendments and documents related thereto, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission and The NASDAQ Stock Market, granting unto said attorney-in-fact and agent, and substitute or substitutes, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all things that said attorney-in-fact and agent, or his substitute or substitutes, may lawfully do or cause to be done by virtue thereof.

IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 18th day of November, 2015.

/s/ J. Thomas Jones
Signature

J. Thomas Jones
Printed Name

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that the undersigned director of CITY HOLDING COMPANY, a West Virginia corporation, which is about to file with the Securities and Exchange Commission, Washington, D.C., under the provisions of the Securities Act of 1933, as amended, a Registration Statement on Form S-3, registering an unspecified amount of common stock, preferred stock, warrants and units, hereby constitutes and appoints Charles R. Hageboeck as his true and lawful attorney-in-fact and agent with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign such Registration Statement and any and all amendments and documents related thereto, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission and The NASDAQ Stock Market, granting unto said attorney-in-fact and agent, and substitute or substitutes, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all things that said attorney-in-fact and agent, or his substitute or substitutes, may lawfully do or cause to be done by virtue thereof.

IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 19th day of November, 2015.

/s/ C. Dallas Kayser
Signature

C. Dallas Kayser
Printed Name

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that the undersigned director of CITY HOLDING COMPANY, a West Virginia corporation, which is about to file with the Securities and Exchange Commission, Washington, D.C., under the provisions of the Securities Act of 1933, as amended, a Registration Statement on Form S-3, registering an unspecified amount of common stock, preferred stock, warrants and units, hereby constitutes and appoints Charles R. Hageboeck as his true and lawful attorney-in-fact and agent with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign such Registration Statement and any and all amendments and documents related thereto, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission and The NASDAQ Stock Market, granting unto said attorney-in-fact and agent, and substitute or substitutes, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all things that said attorney-in-fact and agent, or his substitute or substitutes, may lawfully do or cause to be done by virtue thereof.

IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 30th day of November, 2015.

/s/ James L. Rossi
Signature

James L. Rossi
Printed Name

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that the undersigned director of CITY HOLDING COMPANY, a West Virginia corporation, which is about to file with the Securities and Exchange Commission, Washington, D.C., under the provisions of the Securities Act of 1933, as amended, a Registration Statement on Form S-3, registering an unspecified amount of common stock, preferred stock, warrants and units, hereby constitutes and appoints Charles R. Hageboeck as her true and lawful attorney-in-fact and agent with full power of substitution and resubstitution, for her and in her name, place and stead, in any and all capacities, to sign such Registration Statement and any and all amendments and documents related thereto, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission and The NASDAQ Stock Market, granting unto said attorney-in-fact and agent, and substitute or substitutes, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as she might or could do in person, hereby ratifying and confirming all things that said attorney-in-fact and agent, or his substitute or substitutes, may lawfully do or cause to be done by virtue thereof.

IN WITNESS WHEREOF, the undersigned has hereunto set her hand this 19th day of November, 2015.

/s/ Sharon H. Rowe
Signature

Sharon H. Rowe
Printed Name